UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-05569
                                   ---------

                     FRANKLIN UNIVERSAL TRUST
                     ------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
        (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

                                                         FEBRUARY 28, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  SEMIANNUAL REPORT                 |         INCOME
--------------------------------------------------------------------------------

                            FRANKLIN UNIVERSAL TRUST

--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                 FRANKLIN TEMPLETON INVESTMENTS

                                 GAIN FROM OUR PERSPECTIVE(R)


                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

Important Notice to Shareholders ..........................................    1

SEMIANNUAL REPORT

Franklin Universal Trust ..................................................    3

Performance Summary .......................................................    7

Annual Shareholders' Meeting ..............................................    8

Dividend Reinvestment and
Cash Purchase Plan ........................................................    9

Financial Highlights and

Statement of Investments ..................................................   12

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   23

Shareholder Information ...................................................   31
 -------------------------------------------------------------------------------

Important Notice to Shareholders

REPURCHASE PROGRAM

An important action was recently taken by the Board of Trustees of Franklin Universal Trust (the "Fund"). At a meeting held on January 18, 2006, the Board of Trustees approved an open-market share repurchase program, pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management.

As you may know, shares of the Fund have traded on the New York Stock Exchange at a discount to net asset value. The share repurchase program is intended to benefit shareholders by enabling the Fund to acquire its own shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund. Also, it is hoped that the share repurchase program will help bring the market price of the Fund's shares closer to their true net asset value, although the success of such a program cannot be predicted.

The timing and amount of repurchases (subject to the 10% maximum) will be at the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price. It is important to note that the ability of the Investment Manager to effect repurchases is limited by exchange requirements and detailed rules under the federal securities laws that restrict, among other things, the timing of the trades, the volume of shares permitted to be repurchased on any single day and the price at which shares may be repurchased. A copy of the press release announcing the Fund's share repurchase program is on the next page.


                                           Not part of the semiannual report | 1

--------------------------------------------------------------------------------

FRANKLIN UNIVERSAL TRUST ANNOUNCES OPEN-MARKET SHARE REPURCHASE PROGRAM AND DIVIDEND INCREASE

      San Mateo, CA, January 19, 2006 -- Franklin Universal Trust (the "Fund") (NYSE:FT), a closed-end investment company, announced today that the Board of Directors of the Fund has authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund's common stock, in open-market transactions, at the discretion of management.

      The Board's recent action gives management flexibility to engage in a share repurchase program in an effort to address the Fund's discount to net asset value. The amount and timing of the repurchases will be at the discretion of the Fund's management and will take into account various factors, including market conditions, cash on hand and the availability of other attractive investments. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under Federal securities laws.

      In addition, the Fund announced today an increase in the monthly dividend from 3.5 cents to 3.8 cents per share, payable February 15, 2006, to shareholders of record on January 31, 2006. This represents an increase of 8.6% for shareholders.

      The Fund is designed for investors seeking to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. The Fund's investment manager is Franklin Advisers, Inc., and Christopher Molumphy and Glenn Voyles are the Fund's portfolio managers. The Fund had total net assets in excess of $192 million as of November 30, 2005.

      Franklin Advisers, Inc. is a wholly owned subsidiary of Franklin Resources, Inc. [NYSE:BEN], a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $464 billion in assets under management as of December 31, 2005. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.

--------------------------------------------------------------------------------


2 | Not part of the semiannual report

Semiannual Report

FRANKLIN UNIVERSAL TRUST

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
Based on Total Investments*
2/28/06

--------------------------------------------------------------------------------
Corporate Bonds                                                          68.8%
--------------------------------------------------------------------------------
Utilities Common & Preferred Stocks                                      26.5%
--------------------------------------------------------------------------------
Foreign Government U.S.
Dollar-Denominated Bonds                                                  2.1%
--------------------------------------------------------------------------------
Natural Resources Common Stocks                                           1.0%
--------------------------------------------------------------------------------
Foreign Government Agencies                                               0.3%
--------------------------------------------------------------------------------
Miscellaneous Common &
Preferred Stocks                                                          0.0%**
--------------------------------------------------------------------------------
Cash & Other Net Assets                                                   1.2%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

** Rounds to less than 0.05% of total investments.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust's semiannual report for the period ended February 28, 2006.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's cumulative total returns were +2.28% based on change in net asset value and +4.22% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7. For comparison, the Credit Suisse (CS) High Yield Index returned +1.89%, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, returned +1.83% for the period ended February 28, 2006. 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review; however, gross domestic product growth decelerated from 4.1% annualized in third quarter 2005 to an estimated 1.7% annualized in the fourth quarter -- the slowest pace in nearly three years. 2 However, many analysts expected first quarter 2006 growth to rebound from fourth quarter 2005's tepid level. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 2.8% (not adjusted for inflation) in February 2006 compared with six months earlier, which supported the nation's economic progress. 2

1. Sources: Credit Suisse; Standard & Poor's Micropal. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P
500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                           Semiannual Report | 3

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans. On the other hand, labor costs accelerated and business productivity fell unexpectedly during fourth quarter 2005, the first decline in nearly five years.

Oil prices remained high during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Despite high commodity prices, inflation remained relatively contained for the 12 months ended February 28, 2006, as measured by the 2.1% rise for the core Consumer Price Index (CPI), which was slightly below the core CPI's 10-year average of 2.2%. 3 During the six-month period, the Federal Reserve Board (Fed) raised the federal funds target rate to 4.50% from 3.50%. In January, the Fed acknowledged the economy's strength as well as potential inflationary pressure from high energy prices, and suggested "some further policy firming may be needed."

The 10-year Treasury note fluctuated considerably over the past six months, but overall its yield rose from 4.34% at the beginning of the period to 4.55% on February 28, 2006. The yield on the 30-year Treasury fell from 4.57% to 4.51% during the same time. Throughout much of the reporting period, rising short-term rates and relatively stable longer-term rates resulted in a flattening of the yield curve (the spread between the yield of short-term and long-term bonds).

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the six-month period, the Fund benefited from modest positive returns in its primary asset classes. High yield bonds enjoyed a favorable fundamental environment resulting from continuing economic growth and a below-average

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4 | Semiannual Report
default rate. However, returns were tempered by rising interest rates, inflationary concerns, and high profile "fallen angels" Ford and General Motors
(GM). Utility stocks declined sharply in October 2005 because of rising interest rates but recovered largely due to higher energy prices during the rest of the period. Fundamentals for utility companies remained strong, and dividend growth continued to be a focus for many of these companies.

HIGH YIELD CORPORATE BONDS

The Fund's overweighted positions in the wireless telecommunications and major telecommunications industries relative to the CS High Yield Index positively impacted returns. 4 Wireless telecommunications benefited from strong industry fundamentals as many companies managed to increase their customer bases while keeping average revenue per user levels relatively stable. Telecommunications performed well as investors seemed to gain comfort that mergers and acquisitions activity would not hurt credit quality. In addition, investors seemed attracted to the stable business models of satellite communications providers such as Fund holdings Intelsat and Inmarsat. The Fund also gained from its underweighted position in the automotive industry, which was the index's worst performing industry. 5 Autos suffered as concerns about the long-term competitiveness of major domestic producers led to credit downgrades for Ford and GM bonds during the period.

Our overweighted positions in the cable and satellite TV and homebuilding industries detracted from relative performance as these sectors generated lower returns than that of the overall index. 6 Cable bonds weakened as equity valuations generally fell during the period. Lower stock prices across the industry also increased worries about shareholder-friendly activity that could be detrimental to bondholders. The housing industry underperformed as higher Treasury yields boosted mortgage rates, leading to fears that the strong housing cycle might be nearing an end. Recent statistics on home sales and new home orders have further confirmed the belief that the cycle may be over. Despite this uncertainty, based on our research we remained comfortable with the strong balance sheets and adequate liquidity of homebuilders the Fund holds.

4. Wireless telecommunications and major telecommunications holdings are in the communications sector in the SOI.

5. Automotive holdings are in the consumer durables sector in the SOI.

6. Cable and satellite TV holdings are in the consumer services sector in the SOI. Homebuilding holdings are in the consumer durables sector in the SOI.

TOP 10 HOLDINGS
Based on Total Investments*
2/28/06 vs. 8/31/05

-------------------------------------------------------------------------------
2/28/06
-------------------------------------------------------------------------------
Exelon Corp.                                                               2.4%
-------------------------------------------------------------------------------
FPL Group Inc.                                                             2.3%
-------------------------------------------------------------------------------
Southern Co.                                                               2.3%
-------------------------------------------------------------------------------
Dominion Resources Inc.                                                    2.1%
-------------------------------------------------------------------------------
TXU Corp.                                                                  1.7%
-------------------------------------------------------------------------------
Government of Mexico                                                       1.6%
-------------------------------------------------------------------------------
FirstEnergy Corp.                                                          1.5%
-------------------------------------------------------------------------------
Entergy Corp.                                                              1.5%
-------------------------------------------------------------------------------
Midwest Generation LLC                                                     1.3%
-------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                       1.3%
-------------------------------------------------------------------------------
8/31/05
-------------------------------------------------------------------------------
FPL Group Inc.                                                             2.4%
-------------------------------------------------------------------------------
Southern Co.                                                               2.3%
-------------------------------------------------------------------------------
Exelon Corp.                                                               2.2%
-------------------------------------------------------------------------------
Dominion Resources Inc.                                                    2.1%
-------------------------------------------------------------------------------
Government of Mexico                                                       1.6%
-------------------------------------------------------------------------------
TXU Corp.                                                                  1.5%
-------------------------------------------------------------------------------
FirstEnergy Corp.                                                          1.5%
-------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                      1.4%
-------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                1.4%
-------------------------------------------------------------------------------
Midwest Generation LLC                                                     1.3%
-------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.


                                                           Semiannual Report | 5

UTILITY STOCKS

During the reporting period, the Fund's utility exposure remained fairly constant at levels slightly above the middle of the targeted 20%-30% range outlined in the Fund's prospectus. As of February 28, 2006, our utility exposure was 26.5% of total investments. Because high yield bonds and utility stocks generated similar returns, this positioning did not impact Fund performance. Although many utility stocks were driven by energy prices during the period, the Fund was more conservative in its stock selection, focusing on what we considered to be stable, yield-oriented names. Utility sector fundamentals remained strong, and many companies still focused on dividend growth, including those in which the Fund invests.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]        /s/ Christopher J. Molumphy

                           Christopher J. Molumphy, CFA
                           Senior Portfolio Manager


[PHOTO OMITTED]        /s/ Glenn I. Voyles

                           Glenn I. Voyles, CFA
                           Portfolio Manager

                           Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: FT                                            CHANGE  2/28/06  8/31/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                                 -$0.06   $ 7.06   $ 7.12
--------------------------------------------------------------------------------
 Market Price (NYSE)                                   +$0.04   $ 6.26   $ 6.22
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.2160
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                        6-MONTH         1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2              +2.28%         +7.07%  +31.85%  +78.40%
--------------------------------------------------------------------------------
   Based on change in market price 3     +4.22%         +9.20%  +19.04%  +72.67%
--------------------------------------------------------------------------------
 Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2              +2.28%         +7.07%   +5.69%   +5.96%
--------------------------------------------------------------------------------
   Based on change in market price 3     +4.22%         +9.20%   +3.55%   +5.61%
--------------------------------------------------------------------------------
     Distribution Rate 4                         7.28%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the Dividend Reinvestment and Cash Purchase Plan.

4. Distribution rate is based on an annualization of the Fund's 3.8 cent per share February dividend and the NYSE closing price of $6.26 on 2/28/06.


                                                           Semiannual Report | 7

Annual Shareholders' Meeting

FEBRUARY 16, 2006

At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 16, 2006, shareholders approved the following:

Regarding the election of a Board of Trustees of the Fund.

-----------------------------------------------------------------------------------------------------------------------------
                                                 % OF                                               % OF
                             SHARES           OUTSTANDING        % OF      WITHHELD OR          OUTSTANDING        % OF
TRUSTEES                       FOR               SHARES          VOTED        ABSTAIN              SHARES          VOTED
-----------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton         23,325,788.663          83.532%         92.996%        1,756,781.018        6.291%          7.004%
-----------------------------------------------------------------------------------------------------------------------------
Robert F. Carlson        23,329,172.082          83.544%         93.009%        1,753,397.599        6.279%          6.991%
-----------------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato      23,347,677.399          83.611%         93.083%        1,734,892.282        6.213%          6.917%
-----------------------------------------------------------------------------------------------------------------------------
Edith E. Holiday         23,343,483.686          83.596%         93.067%        1,739,085.995        6.228%          6.933%
-----------------------------------------------------------------------------------------------------------------------------
Edward B. Jamieson       23,350,950.686          83.622%         93.096%        1,731,618.995        6.201%          6.904%
-----------------------------------------------------------------------------------------------------------------------------
Charles B. Johnson       23,341,330.040          83.588%         93.058%        1,741,239.641        6.236%          6.942%
-----------------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.   23,349,210.686          83.616%         93.089%        1,733,358.995        6.207%          6.911%
-----------------------------------------------------------------------------------------------------------------------------
Frank W. T. LaHaye       23,351,577.405          83.625%         93.099%        1,730,992.276        6.199%          6.901%
-----------------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin        22,543,934.040          80.732%         89.879%        2,538,635.641        9.091%         10.121%
-----------------------------------------------------------------------------------------------------------------------------
Frank A. Olson           23,324,216.040          83.527%         92.990%        1,758,353.641        6.297%         7.010%
-----------------------------------------------------------------------------------------------------------------------------


8 | Semiannual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


                                                           Semiannual Report | 9

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


10 | Semiannual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                                                          Semiannual Report | 11

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    FEBRUARY 28, 2006                      YEAR ENDED AUGUST 31,
                                                       (UNAUDITED)        2005         2004         2003         2002         2001
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $   7.12     $   6.48     $   5.67     $   5.13     $   7.32     $   8.21
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................          0.22         0.45         0.43         0.45         0.65 f       0.73

 Net realized and unrealized gains (losses) .......         (0.06)        0.59         0.74         0.59        (2.05) f     (0.82)
                                                    --------------------------------------------------------------------------------
Total from investment operations ..................          0.16         1.04         1.17         1.04        (1.40)       (0.09)
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income .....         (0.22)       (0.40)       (0.36)       (0.50)       (0.79)       (0.80)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ....................      $   7.06     $   7.12     $   6.48     $   5.67     $   5.13     $   7.32
                                                     -------------------------------------------------------------------------------
Market value, end of period b .....................      $   6.26     $   6.22     $   5.65     $   5.20     $   6.37     $   8.24
                                                     ===============================================================================

Total return (based on market value per share) c ..          4.22%       17.49%       15.79%      (10.13)%     (13.68)%      19.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $197,107     $198,861     $180,850     $158,364     $141,619     $198,598

Ratios to average net assets:

 Expenses .........................................          2.28% e      2.32% e      2.47% e      3.59%        4.05%        3.29%

 Net investment income ............................          6.28% d      6.49%        6.85%        8.68%       10.04% f      9.38%

Portfolio turnover rate ...........................         15.65%       34.60%       46.35%       65.15%       17.38%       31.60%

Total debt outstanding at end of period (000's) ...      $ 55,000     $ 55,000     $ 55,000     $ 55,000     $ 60,000     $ 75,000

Asset coverage per $1,000 of debt .................      $  4,584     $  4,616     $  4,288     $  3,879     $  3,360     $  3,648

Average amount of senior fixed rate notes per share
 during the period ................................      $   1.97     $   1.97     $   1.97     $   1.87     $   2.65     $   2.76

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .............................        $ (0.012)
Net realized and unrealized gains (losses) per share ........           0.012
Ratio of net investment income to average net assets ........           (0.19)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


12 | See notes to financial statements. | Semiannual Report

Franklin Universal Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                         COUNTRY         SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 126.4%
      COMMON STOCKS 34.2%
      NON-ENERGY MINERALS 1.3%
      AngloGold Ashanti Ltd., ADR ..................................................   South Africa       30,446   $ 1,550,310
      Barrick Gold Corp. ...........................................................      Canada          35,800       979,846
                                                                                                                   -----------
                                                                                                                     2,530,156
                                                                                                                   -----------
      PRODUCER MANUFACTURING 0.0% a
    b Harvard Industries Inc. .....................................................   United States     109,618          1,096
  b,c VS Holdings Inc. ............................................................   United States     181,875            --
                                                                                                                   -----------
                                                                                                                         1,096
                                                                                                                   -----------
      RETAIL TRADE 0.0% a
      Stage Stores Inc. ............................................................   United States          83         2,420
                                                                                                                   -----------
      UTILITIES 32.9%
      Alliant Energy Corp. .........................................................   United States      95,000     3,144,500
      Ameren Corp. .................................................................   United States      40,000     2,026,800
      American Electric Power Co. Inc. .............................................   United States      30,000     1,095,000
      Atmos Energy Corp. ...........................................................   United States      85,000     2,244,000
      CenterPoint Energy Inc. ......................................................   United States     139,200     1,805,424
      Cinergy Corp. ................................................................   United States      55,000     2,424,400
      Dominion Resources Inc. ......................................................   United States      70,000     5,257,000
      DTE Energy Co. ...............................................................   United States      45,000     1,948,500
      Edison International .........................................................   United States      65,000     2,883,400
      Energy East Corp. ............................................................   United States      42,000     1,052,520
      Entergy Corp. ................................................................   United States      50,500     3,661,755
      Exelon Corp. .................................................................   United States     104,000     5,939,440
      FirstEnergy Corp. ............................................................   United States      75,000     3,831,000
      FPL Group Inc. ...............................................................   United States     140,000     5,870,200
      NiSource Inc. ................................................................   United States      80,000     1,642,400
      ONEOK Inc. ...................................................................   United States      22,600       691,334
      Pinnacle West Capital Corp. ..................................................   United States      76,000     3,119,800
      Progress Energy Inc. .........................................................   United States      70,000     3,106,600
      Public Service Enterprise Group Inc. .........................................   United States      47,250     3,278,678
      Southern Co. .................................................................   United States     170,000     5,785,100
      TXU Corp. ....................................................................   United States      79,200     4,149,288
                                                                                                                   -----------
                                                                                                                    64,957,139
                                                                                                                   -----------
      TOTAL COMMON STOCKS (COST $45,554,835) .......................................                                67,490,811
                                                                                                                   -----------
      PREFERRED STOCKS 1.0%
      PROCESS INDUSTRIES 0.0% a
c,d,e Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual ..........................     Indonesia     4,000,000        43,600
                                                                                                                   -----------
      UTILITIES 1.0%
      Heco Capital Trust III, 6.50%, pfd ...........................................   United States      75,000     1,918,125
                                                                                                                   -----------
      TOTAL PREFERRED STOCKS (COST $5,875,000) .....................................                                 1,961,725
                                                                                                                   -----------


                                                          Semiannual Report | 13

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS 88.1%
      COMMERCIAL SERVICES 5.0%
      Corrections Corp. of America, senior note, 7.50%, 5/01/11 ....................   United States   2,300,000   $ 2,389,125
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ........................   United States   2,342,000     2,605,475
      Johnsondiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...................   United States   3,000,000     3,090,000
    f Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 .......................      Canada       1,000,000     1,030,000
    f R.H. Donnelley Corp., senior note, 144A, 8.875%, 1/15/16 .....................   United States     700,000       734,125
                                                                                                                   -----------
                                                                                                                     9,848,725
                                                                                                                   -----------
      COMMUNICATIONS 10.5%
      Dobson Cellular Systems Inc., senior secured note, 9.875%,
        11/01/12 ...................................................................   United States   1,900,000     2,085,250
      Inmarsat Finance PLC, senior note,
         7.625%, 6/30/12 ...........................................................   United Kingdom    645,000       668,381
         zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12 .......................   United Kingdom  2,700,000     2,288,250
    f Intelsat Bermuda Ltd., senior note, 144A, 8.50%, 1/15/13 .....................      Bermuda      2,900,000     2,979,750
      Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ............    Luxembourg     2,300,000     2,544,375
      Qwest Communications International Inc., senior note, 7.50%,
        2/15/14 ....................................................................   United States   2,000,000     2,065,000
      Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 ...................      Canada       2,300,000     2,452,375
      Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ...............   United States   2,500,000     2,709,375
    f Wind Acquisition Finance SA, senior note, 144A, 10.75%,
        12/01/15 ...................................................................       Italy       2,700,000     2,902,500
                                                                                                                   -----------
                                                                                                                    20,695,256
                                                                                                                   -----------
      CONSUMER DURABLES 6.8%
      D.R. Horton Inc., senior note, 8.50%, 4/15/12 ................................   United States   3,000,000     3,201,492
      Ford Motor Credit Co., 5.625%, 10/01/08 ......................................   United States   1,100,000       999,571
      General Motors Acceptance Corp., 6.875%, 8/28/12 .............................   United States   2,700,000     2,408,716
      General Motors Corp., senior deb., 8.25%, 7/15/23 ............................   United States   1,000,000       692,500
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .........................   United States   1,400,000     1,428,000
      Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14 .......................   United States   2,100,000     2,026,500
      William Lyon Homes Inc., senior note, 7.625%, 12/15/12 .......................   United States   3,000,000     2,625,000
                                                                                                                   -----------
                                                                                                                    13,381,779
                                                                                                                   -----------
      CONSUMER NON-DURABLES 2.9%
      Smithfield Foods Inc., senior note,
         7.00%, 8/01/11 ............................................................   United States   2,000,000     2,035,000
         7.75%, 5/15/13 ............................................................   United States   1,000,000     1,051,250
      Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ......................   United States   3,000,000     2,602,500
                                                                                                                   -----------
                                                                                                                     5,688,750
                                                                                                                   -----------
      CONSUMER SERVICES 14.4%
      AMC Entertainment Inc., senior note, B, 8.625%, 8/15/12 ......................   United States   1,900,000     1,990,250
  c,d Atherton Franchise Capital, 13.073%, 12/01/08 ................................   United States     731,658        14,633
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ....................   United States   2,900,000     2,863,750
    d Century Communications Corp., senior disc. note, B, zero cpn.,
        1/15/08 ....................................................................   United States   3,000,000     1,635,000
      CCH II LLC, senior note, 10.25%, 9/15/10 .....................................   United States   2,500,000     2,506,250
      DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ...........................   United States   1,283,000     1,382,433


14 | Semiannual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
  f EchoStar DBS Corp., senior note, 144A, 7.125%, 2/01/16 .........................   United States   2,500,000   $ 2,487,500
    Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 .........................   United States   1,500,000     1,477,500
  f Hertz Corp., senior note, 144A, 8.875%, 1/01/14 ................................   United States   2,000,000     2,100,000
    Liberty Media Corp., senior note, 5.70%, 5/15/13 ...............................   United States   3,000,000     2,824,839
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .........................   United States   1,500,000     1,430,625
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .................   United States     800,000       860,000
    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ..............................   United States   1,700,000     1,640,500
    Royal Caribbean Cruises Ltd., senior note,
        8.00%, 5/15/10 .............................................................   United States   1,200,000     1,303,885
        6.875%, 12/01/13 ...........................................................   United States     800,000       848,427
    Station Casinos Inc.,
        senior note, 6.00%, 4/01/12 ................................................   United States     500,000       502,500
        senior sub. note, 6.50%, 2/01/14 ...........................................   United States     300,000       301,500
        senior sub. note, 6.875%, 3/01/16 ..........................................   United States   2,200,000     2,249,500
                                                                                                                   -----------
                                                                                                                    28,419,092
                                                                                                                   -----------
    ELECTRONIC TECHNOLOGY 4.1%
    DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 .......................   United States   1,800,000     1,858,500
    L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 ...................   United States   2,800,000     2,807,000
    Sanmina-SCI Corp.,
        8.125%, 3/01/16 ............................................................   United States     400,000       411,000
        senior sub. note, 6.75%, 3/01/13 ...........................................   United States   2,000,000     1,940,000
  f Solectron Corp., senior sub. note, 144A, 8.00%, 3/15/16 ........................   United States   1,000,000     1,020,000
                                                                                                                   -----------
                                                                                                                     8,036,500
                                                                                                                   -----------
    ENERGY MINERALS 4.3%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ...........................   United States   3,000,000     3,011,250
  f Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 .........................   United States   1,600,000     1,604,000
    Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 ..............   United States   1,700,000     1,780,750
    Pogo Producing Co., senior sub. note, 6.875%, 10/01/17 .........................   United States   2,000,000     2,025,000
                                                                                                                   -----------
                                                                                                                     8,421,000
                                                                                                                   -----------
    HEALTH SERVICES 5.7%
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..................................   United States   3,000,000     3,075,000
    HCA Inc., 6.50%, 2/15/16 .......................................................   United States   2,300,000     2,303,579
    Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ...........................   United States   3,000,000     2,767,500
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
      10/01/14 .....................................................................   United States   3,000,000     3,142,500
                                                                                                                   -----------
                                                                                                                    11,288,579
                                                                                                                   -----------
    INDUSTRIAL SERVICES 4.8%
    Allied Waste North America Inc., senior secured note,
        6.50%, 11/15/10 ............................................................   United States   1,600,000     1,600,000
        B, 5.75%, 2/15/11 ..........................................................   United States     900,000       866,250
  f Copano Energy LLC, senior note, 144A, 8.125%, 3/01/16 ..........................   United States   1,100,000     1,149,500
  f Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 .........................   United States     800,000       810,000


                                                          Semiannual Report | 15

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       INDUSTRIAL SERVICES (CONTINUED)
       Hanover Equipment Trust 01, senior secured note, B, 8.75%,
         9/01/11 ...................................................................   United States   3,000,000   $ 3,180,000
     f Markwest Energy Partners LP, senior note, 144A, 6.875%,
         11/01/14 ..................................................................   United States   2,000,000     1,890,000
                                                                                                                   -----------
                                                                                                                     9,495,750
                                                                                                                   -----------
       NON-ENERGY MINERALS 1.9%
       Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 .......................   United States   1,863,000     2,117,858
     f Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .............................      Canada       1,700,000     1,657,500
                                                                                                                   -----------
                                                                                                                     3,775,358
                                                                                                                   -----------
       PROCESS INDUSTRIES 9.6%
       Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ............      Canada       3,000,000     2,850,000
     f Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ...........................      Germany      1,200,000     1,212,000
       BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ...............   United States   1,785,000     2,005,894
     f Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 .....................   United States   3,000,000     3,142,500
       JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ...........................      Ireland      3,000,000     2,745,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ...............................   United States   2,000,000     2,105,000
       Owens-Brockway Glass Container Inc., senior note, 6.75%,
         12/01/14 ..................................................................   United States   2,000,000     1,970,000
 b,c,e Pindo Deli Finance Mauritius Ltd., 144A,
         h FRN, 5.664%, 4/29/15 ....................................................     Indonesia       339,219        76,460
         h FRN, 5.664%, 4/29/18 ....................................................     Indonesia       882,036       198,811
           zero cpn., 4/29/25 ......................................................     Indonesia     1,822,397       410,768
       Rhodia SA, senior note, 10.25%, 6/01/10 .....................................      France       1,931,000     2,182,030
                                                                                                                   -----------
                                                                                                                    18,898,463
                                                                                                                   -----------
       PRODUCER MANUFACTURING 4.3%
       Case New Holland Inc., senior note, 9.25%, 8/01/11 ..........................   United States   3,000,000     3,232,500
     f Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ............................   United Kingdom  1,800,000     1,872,000
       Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .................   United States     800,000       720,000
       Nortek Inc., senior sub. note, 8.50%, 9/01/14 ...............................   United States     800,000       802,000
       TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...........................   United States   1,701,000     1,854,090
                                                                                                                   -----------
                                                                                                                     8,480,590
                                                                                                                   -----------
       REAL ESTATE INVESTMENT TRUSTS 1.6%
       Host Marriott LP, senior note,
           M, 7.00%, 8/15/12 .......................................................   United States   2,500,000     2,562,500
           O, 6.375%, 3/15/15 ......................................................   United States     500,000       501,250
                                                                                                                   -----------
                                                                                                                     3,063,750
                                                                                                                   -----------
       RETAIL TRADE 2.8%
     f GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12 ......................   United States   2,600,000     2,606,500
     f Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 .........................   United States   3,000,000     2,902,500
                                                                                                                   -----------
                                                                                                                     5,509,000
                                                                                                                   -----------


16 | Semiannual Report

Franklin Universal Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                         COUNTRY       AMOUNT g         VALUE
---------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       TECHNOLOGY SERVICES 2.9%
     d PSINet Inc.,
          10.50%, 12/01/06 .........................................................   United States     700,000      $       875
          senior note, 11.00%, 8/01/09 .............................................   United States   3,250,000            4,063
     f SunGard Data Systems Inc.,
          senior note, 144A, 9.125%, 8/15/13 .......................................   United States     900,000          961,875
          senior sub. note, 144A, 10.25%, 8/15/15 ..................................   United States   1,900,000        2,002,125
       UGS Corp., senior sub. note, 10.00%, 6/01/12 ................................   United States   2,500,000        2,753,125
                                                                                                                      -----------
                                                                                                                        5,722,063
                                                                                                                      -----------
       TRANSPORTATION 0.6%
       Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13 ............   United States   1,200,000        1,122,000
                                                                                                                      -----------
       UTILITIES 5.9%
       Aquila Inc., senior note, 14.875%, 7/01/12 ..................................   United States   2,000,000        2,725,000
 d,e,f Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ....................   United States   1,000,000          935,000
       Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...........................   United States   2,600,000        2,886,000
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .................   United States   3,000,000        3,292,500
       NRG Energy Inc., senior note, 7.375%, 2/01/16 ...............................   United States   1,800,000        1,858,500
                                                                                                                      -----------
                                                                                                                       11,697,000
                                                                                                                      -----------
       TOTAL CORPORATE BONDS (COST $172,502,748) ...................................                                  173,543,655
                                                                                                                      -----------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.1%
       Eskom, E168, 11.00%, 6/01/08 ................................................   South Africa    4,350,000 ZAR      758,143
       Government of Mexico, 11.375%, 9/15/16 ......................................      Mexico       2,750,000        4,044,562
       Government of Russia, 3.00%, 5/14/06 ........................................      Russia       1,300,000        1,295,125
                                                                                                                      -----------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $5,323,848) .........................................................                                    6,097,830
                                                                                                                      -----------
       TOTAL LONG TERM INVESTMENTS (COST $229,256,431) .............................                                  249,094,021
                                                                                                                      -----------


                                                          Semiannual Report | 17

Franklin Universal Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY       SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $2,988,268) 1.5%
  MONEY MARKET FUND 1.5%
i Franklin Institutional Fiduciary Trust Money Market
  Portfolio ......................................................................   United States   2,988,268   $  2,988,268
                                                                                                                 ------------
  TOTAL INVESTMENTS (COST $232,244,699) 127.9% ...................................                                252,082,289
  NOTES PAYABLE (27.9)% ..........................................................                                (55,000,000)
  OTHER ASSETS, LESS LIABILITIES 0.0% a ..........................................                                     24,735
                                                                                                                 ------------
  NET ASSETS 100.0% ..............................................................                               $197,107,024
                                                                                                                 ============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

FRN - Floating Rate Note

a Rounds to less than 0.1% of net assets.

b Non-income producing.

c See Note 10 regarding restricted and illiquid securities.

d See Note 9 regarding defaulted securities.

e See Note 11 regarding other considerations.

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $35,999,375, representing 18.26% of net assets.

g The principal amount is stated in U.S. dollars unless otherwise indicated.

h The coupon rate shown represents the rate at period end.

i See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


18 | See notes to financial statements. | Semiannual Report

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................       $ 229,256,431
  Cost - Sweep Money Fund (Note 8) ........................           2,988,268
                                                                  -------------
  Total cost of investments ...............................       $ 232,244,699
                                                                  =============
  Value - Unaffiliated issuers ............................       $ 249,094,021
  Value - Sweep Money Fund (Note 8) .......................           2,988,268
                                                                  -------------
  Total value of investments ..............................         252,082,289
 Receivables:
  Dividends and interest ..................................           3,628,219
 Note issuance costs (Note 3) .............................             105,217
                                                                  -------------
        Total assets ......................................         255,815,725
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased .........................             746,281
  Affiliates ..............................................             156,202
  Distributions to shareholders ...........................           1,061,123
 Funds advanced by custodian ..............................           1,138,500
 Senior fixed rate notes (Note 3) .........................          55,000,000
 Deferred sale proceeds (Note 11) .........................             507,163
 Accrued expenses and other liabilities ...................              99,432
                                                                  -------------
        Total liabilities .................................          58,708,701
                                                                  -------------
          Net assets, at value ............................       $ 197,107,024
                                                                  =============
Net assets consist of:
 Paid-in capital ..........................................       $ 254,815,425
 Undistributed net investment income ......................           2,104,657
 Net unrealized appreciation (depreciation) ...............          19,837,618
 Accumulated net realized gain (loss) .....................         (79,650,676)
                                                                  -------------
          Net assets, at value ............................       $ 197,107,024
                                                                  =============
Shares outstanding ........................................          27,924,294
                                                                  =============
Net asset value per share .................................       $        7.06
                                                                  =============


                     Semiannual Report | See notes to financial statements. | 19

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends:
  Unaffiliated issuers ..................................................   $ 1,219,056
  Sweep Money Fund (Note 8) .............................................        43,604
 Interest ...............................................................     7,010,062
                                                                            -----------
        Total investment income .........................................     8,272,722
                                                                            -----------
Expenses:
 Management fees (Note 4a) ..............................................       932,813
 Interest expense (Note 3) ..............................................     1,138,500
 Transfer agent fees ....................................................        29,891
 Custodian fees (Note 5) ................................................         2,503
 Reports to shareholders ................................................        24,114
 Professional fees ......................................................        34,616
 Trustees' fees and expenses ............................................         5,786
 Amortization of note issuance costs (Note 3) ...........................        19,757
 Other ..................................................................        19,391
                                                                            -----------
        Total expenses ..................................................     2,207,371
        Expense reductions (Note 5) .....................................        (1,104)
                                                                            -----------
          Net expenses ..................................................     2,206,267
                                                                            -----------
           Net investment income ........................................     6,066,455
                                                                            -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................       692,606
  Foreign currency transactions .........................................           481
                                                                            -----------
           Net realized gain (loss) .....................................       693,087
                                                                            -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................    (2,481,423)
  Translation of assets and liabilities denominated in foreign currencies          (207)
                                                                            -----------
           Net change in unrealized appreciation (depreciation) .........    (2,481,630)
                                                                            -----------
Net realized and unrealized gain (loss) .................................    (1,788,543)
                                                                            -----------
Net increase (decrease) in net assets resulting from operations .........   $ 4,277,912
                                                                            ===========


20 | See notes to financial statements. | Semiannual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            S-------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                             FEBRUARY 28, 2006     YEAR ENDED
                                                                                                 (UNAUDITED)     AUGUST 31, 2005
                                                                                            -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................        $   6,066,455      $  12,446,427
  Net realized gain (loss) from investments and foreign currency transactions ..........              693,087        (10,744,784)
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...........................           (2,481,630)        27,478,435
                                                                                            ---------------------------------------
          Net increase (decrease) in net assets resulting from operations ..............            4,277,912         29,180,078
 Distributions to shareholders from net investment income ..............................           (6,031,647)       (11,169,717)
                                                                                            ---------------------------------------
          Net increase (decrease) in net assets ........................................           (1,753,735)        18,010,361
Net assets:
 Beginning of period ...................................................................          198,860,759        180,850,398
                                                                                            ---------------------------------------
 End of period .........................................................................        $ 197,107,024      $ 198,860,759
                                                                                            =======================================
Undistributed net investment income included in net assets:
 End of period .........................................................................        $   2,104,657      $   2,069,849
                                                                                            =======================================


                     Semiannual Report | See notes to financial statements. | 21

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the six months ended February 28, 2006 (unaudited)


Cash flow from operating activities:
 Dividends and interest received ..................................   $  7,872,822
 Operating expenses paid ..........................................     (1,033,133)
 Interest expense paid ............................................     (1,138,500)
 Purchases of long-term investments ...............................    (38,571,414)
 Sales and maturities of long-term investments ....................     38,937,773
 Net purchases of short-term investments ..........................     (1,260,924)
                                                                      ------------
  Cash provided - operating activities ............................      4,806,624
                                                                      ============
Cash flow from financing activities - distributions to shareholders     (5,947,874)
                                                                      ============
Net increase (decrease) in cash ...................................     (1,141,250)
Cash at beginning of period .......................................          2,750
                                                                      ------------
Cash at end of period .............................................   $ (1,138,500)
                                                                      ============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES TO NET CASH PROVIDED BY OPERATING ACTIVITIES
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006 (UNAUDITED)

Net increase (decrease) in net assets resulting from operating activities ................................   $ 4,277,912
 Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
    Amortization of note issuance costs ..................................................................        19,757
    Amortization income ..................................................................................      (214,495)
    Reinvested dividends from Sweep Money Fund ...........................................................       (43,604)
    Interest income on bond restructurings and other investment transactions .............................       215,959
    Increase in dividends and interest receivable ........................................................      (142,075)
    Increase in other liabilities ........................................................................        14,867
    Increase in payables for investments purchased .......................................................       746,281
    Decrease in cost of investments ......................................................................    (2,549,401)
    Decrease in unrealized appreciation on investments ...................................................     2,481,423
                                                                                                             -----------
Net cash provided by operating activities ................................................................   $ 4,806,624
                                                                                                             ===========


22 | See notes to financial statements. | Semiannual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are


24 | Semiannual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 2006, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED RATE NOTES

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year senior fixed rate notes. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.


                                                          Semiannual Report | 25

Franklin Universal Trust

3. SENIOR FIXED RATE NOTES (CONTINUED)

The Notes bear interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Notes at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2006.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                  AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                          Investment manager
Franklin Templeton Services, LLC (FT Services)              Admistrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly net assets plus the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.


26 | Semiannual Report

Franklin Universal Trust

6. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2008 ......................................   $ 5,088,195
  2009 ......................................     1,167,255
  2010 ......................................     6,827,086
  2011 ......................................    34,372,527
  2012 ......................................    18,676,213
  2013 ......................................     3,246,257
                                                -----------
                                                $69,377,533
                                                ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $10,937,370.

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $232,463,140
                                                ===========
S
Unrealized appreciation .....................   $34,370,519
Unrealized depreciation .....................   (14,751,370)
                                                -----------
Net unrealized appreciation (depreciation) ..   $19,619,149
                                                ===========

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $39,317,695 and $38,721,814, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 27

Franklin Universal Trust

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 67.17% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2006, the aggregate value of these securities was $2,633,171, representing 1.04% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At February 28, 2006, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At February 28, 2006, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------------------
  PRINCIPAL AMOUNT/                                                           ACQUISITION
       SHARES           ISSUER                                                    DATE            COST          VALUE
-----------------------------------------------------------------------------------------------------------------------
      4,000,000         Asia Pulp & Paper Co Ltd., 12.00%, pfd.,
                         Perpetual ......................................        2/14/97       $4,000,000     $ 43,600
        731,658         Atherton Franchise Capital, 13.073%,
                         12/01/08 .......................................        4/28/94          731,658       14,633
        339,219         Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                         5.664%, 4/29/15 ................................        4/29/05           78,821       76,460
        882,036         Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                         5.664%, 4/29/18 ................................        4/29/05          204,950      198,811
      1,822,397         Pindo Deli Finance Mauritius Ltd., 144A,
                         zero cpn., 4/29/25 .............................        4/29/05          423,452      410,768
        181,875         VS Holdings Inc. ................................       12/06/01          181,875           --
                                                                                                              --------
                        TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.38% of Net Assets) ...................    $744,272
                                                                                                              ========


28 | Semiannual Report

Franklin Universal Trust

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. and Pindo Deli Finance Mauritius Ltd. in November 2006. Until completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.

Directors or employees of Advisers, as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At February 28, 2006, such individuals serve in one of more of the capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in this security it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


                                                          Semiannual Report | 29

Franklin Universal Trust

12. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


30 | Semiannual Report

Franklin Universal Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's


                                                          Semiannual Report | 31

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all closed-end debt leveraged high yield funds as selected by Lipper during 2005, as well as the previous ten years ended December 31, 2005. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be in the lowest quintile of such performance universe for the one-year period and on an annualized basis for each of the previous three-, five- and ten-year periods, but the Fund's total return to be in the highest quintile of such universe during 2005 and on an annualized basis was in the middle quintile for the previous three-year period, the second-lowest quintile for the previous five-year period, and the second-highest quintile for the previous ten-year period. In discussing such performance, management pointed out the Fund's mandate to invest between 20 percent and 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which consisted of pure high yield funds, and that its relative performance within such universe reflected such difference. Management further pointed out that the Fund's investment performance was comparable to a blend of the Credit Suisse High Yield Index and the Standard & Poor's 500 Utilities Index, which it believed was a more meaningful measure of performance. The Board believed the Fund's investment performance was satisfactory in view of such explanation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and eight other closed-end debt leveraged high current yield funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the

32 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee rate that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis considers administrative fees to be part of management fees and showed the Fund's effective management fee rate was the sixth-highest in the Lipper expense group, being five basis points above the median for such group. The report showed the Fund's actual total expenses computed on a basis of both including and excluding investment-related expenses and taxes which, according to Lipper primarily relates to leveraging, were below the median of its expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                                                          Semiannual Report | 33

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


34 | Semiannual Report

Franklin Universal Trust

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2005. Additionally, the Fund expects to file, on or about April 30, 2006, such certifications with its Form N-CSRS for the six months ended February 28, 2006.


                                                          Semiannual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON               One Franklin Parkway
   INVESTMENTS                   San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

FUT S2006 04/06

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  THE MEMBERS OF
THE AUDIT COMMITTEE ARE: ROBERT F. CARLSON, S. JOSEPH FORTUNATO,
FRANK W. T. LAHAYE AND JOHN B. WILSON.

ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.
The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES. N/A

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein

ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/JIMMY D. GAMBILL
   --------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    April 24, 2006


By /s/GALEN G. VETTER
   ------------------
Galen G. Vetter
Chief Financial Officer
Date    April 24, 2006